UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 19, 2019
Date of Report (Date of earliest event reported)

SUMMER INFANT, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33346	20-1994619
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1275 PARK EAST DRIVE
WOONSOCKET, RHODE ISLAND 02895
(Address of Principal Executive Offices) (Zip Code)

(401) 671-6550
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SUMR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2019, Summer Infant, Inc., a Delaware corporation (the “Company”), announced that Mark Messner will be stepping down as the Company’s Chief Executive Officer and President to pursue other opportunities and to spend time with his family. The Board of Directors has begun a search for an interim CEO to replace Mr. Messner, who will remain in his role to assist in the transition until December 13, 2019 or such earlier date that his successor is appointed.

The Company, Summer Infant (USA), Inc. and Mr. Messner have entered into a Separation Agreement and General Release (the “Agreement”) regarding the terms of his departure from the Company. Pursuant to the Agreement, in consideration for a general release and covenants from Mr. Messner and his non-revocation of the Agreement, Mr. Messner will receive (i) cash severance totaling $150,000.00, payable in three equal installments, (ii) accelerated vesting of a total of 31,250 shares under outstanding restricted share awards, (iii) accelerated vesting of a total of 31,250 stock options under outstanding stock option awards, (iv) an extension of the option exercise period for all vested and unexercised stock option awards until June 30, 2020, and (v) reimbursement for COBRA coverage expense up to November 30, 2020. In addition, the Company will assume remaining obligations under Mr. Messner’s apartment lease in Rhode Island and will provide, at its expense, outplacement services to Mr. Messner for a period of up to 12 months following his separation.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1	Separation Agreement and General Release by and among Summer Infant, Inc., Summer Infant (USA), Inc. and Mark Messner, dated as of November 19, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: November 20, 2019	By:	/s/ Paul Francese
Paul Francese
Chief Financial Officer